Annual Report
December 31, 1997
Prime Reserve Portfolio

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

T. Rowe Price
Prime Reserve Portfolio
Annual Report
December 31, 1997

Dear Investor

During the six months ended December 31, 1997, inflation remained subdued despite strong economic growth. Money market yields fluctuated within a narrow range until November and December, when they rose unexpectedly. In this environment, the Prime Reserve Portfolio boosted its yield and edged out its average peer for both the 6- and 12-month periods.

Market Environment

At the time of our last report, inflation was a significant concern to investors. A March 1997 interest rate hike by the Fed, intended to curb economic growth, crowned a period of rising rates, with one-year yields peaking near 6%. After that time, the economy performed well-gross domestic product continued to grow at a more than 3% annualized rate-but inflation, unexpectedly, seemed to decelerate.

Interest Rate Levels chart 12/31/97


            1-Year        90-Day
           Treasury      Treasury         Federal Funds
             Bill           Bill           Target Rate

12/31/96      5.5            5.1               5.25
              5.62           5.18              5.25
              5.6            5.19              5.25
3/97          5.94           5.39               5.5
              5.93           5.29               5.5
              5.86           5.09               5.5
6/97          5.63           5.1                5.5
              5.48           5.25               5.5
              5.59           5.26               5.5
9/97          5.45           4.98               5.5
              5.35           5.18               5.5
              5.5            5.27               5.5
12/31/97      5.52           5.4                5.5

A strong bond rally in April, and a subsequent easing of inflation fears, allowed money market yields to fall back toward year-ago levels, where they remained in the late summer and fall. A significant global currency crisis emanating from southeast Asia in October eliminated the likelihood of a near-term rate hike by the Fed, helping to keep rates down. However, short-term investments in this market actually posted yield increases toward the end of the period. This was largely a return to normalcy after a shortage of 90-day Treasury bills kept prices artifically high (and, therefore, yields inappropriately low) most of the summer. The yield on 90-day Treasury bills ended the year 30 basis points higher than its level six months earlier (100 basis points equal one percentage point). The effect on one-year Treasury bill yields was far more moderate: they actually declined a small amount from six months ago.

Performance and Strategy Review

Performance Comparison

Periods Ended 12/31/97          6 Months  12 Months
________________________________________________________

Prime Reserve Portfolio             2.70%      5.33%

Lipper Variable Annuity
Underlying Money Market
Funds Average                       2.58       5.13

During the period, we were able both to elevate your fund's yield and to outperform our peer group. Between June 30 and December 31, 1997, the fund's seven-day compound dividend yield jumped from 5.38% to 5.59%. That increase contributed to a 2.70% total return for the six-month period, a step above the 2.58% gain notched by the Lipper Variable Annuity Underlying Money Market Funds Average. Over the past 12 months, your fund posted a 5.33% return compared with a 5.13% gain for the Lipper Average.

The fund's increased dividend yield was partly due to modestly higher interest rates. However, we were also able to add value by managing the portfolio's maturity structure. After taking a generally cautious stance in the spring, when interest rates were rising, we used the past six months to extend the average maturity of the fund's holdings from 57 to 67 days. We accomplished this by owning several one-year instruments, which typically have higher yields than instruments with shorter maturities. To counter the added interest rate risk of the one-year maturities, we maintained a significant stake in more defensive one-month instruments. This "barbell" approach allowed us to increase fund yield over the past six months, when rates overall were flat to only slightly higher.

Although we shifted among different types of investments during the period, our asset allocation strategy did not change significantly. The fund remains heavily weighted toward bank certificates of deposit (CDs) and commercial paper. We trimmed some of our smaller commercial paper positions, and some of the proceeds went toward CDs and telephone issues.

Continuing a long-term trend, we again expanded our combined holdings in asset-backed securities and asset-backed structured notes. These two segments now represent 25% of assets, a significant stake for the fund.

We continue to be interested in the diversification potential and the competitive yields these securities provide, along with their high credit quality. Finally, our stake in floating rate instruments stayed steady at 15% of assets. Although these securities perform well when rates drift higher (their yields increase along with interest rates), we did not add to our holdings because these issues recently have carried unattractive yields compared with alternative investments.

Outlook

Despite the economy's strength, we believe the recent developments in Asia and continued subdued inflation may obviate the need for any action by the Fed. It is no longer a foregone conclusion that its next move will be a tightening.

Looking further ahead, we expect a continuation of good growth, although perhaps a touch slower than the recent pace. Consumer spending on big ticket items may decline, since many individuals are burdened with high debt and may be worried about volatility in the stock markets. However, consumer confidence is high and employment is strong. If growth slows to a sustainable pace, and inflation does not accelerate, it is likely that the current, attractive yields on money market instruments will stay within narrow ranges.

Respectfully submitted,

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
January 28, 1998

Portfolio Highlights
Key Statistics

                                            Periods
                                              Ended
                                           12/31/97
_____________________________________________________

Price Per Share                           $    1.00

Dividend Per Share

    6 months                                   .027

    12 months                                  .052

Dividend Yield (7-Day Compound) *              5.59%

Weighted Average Maturity (days)                 67

Weighted Average Quality **              First Tier

*Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T.
Rowe Price.

Portfolio Highlights

Sector Diversification

                                   Percent of  Percent of
                                   Net Assets  Net Assets
                                      6/30/97    12/31/97
___________________________________________________________

Bank Notes                                  2%          7%
___________________________________________________________

    U.S. Negotiable Bank Notes              2           3

    Eurodollar Negotiable

    Bank Notes                              -           2

    U.S. Dollar Denominated

    Foreign Negotiable Bank Notes           -           2

Certificates of Deposit                    20%         22%
___________________________________________________________

    Domestic Negotiable CDs                 2           3

    U.S. Dollar-Denominated
    Foreign Negotiable CDs                 18          19

Commercial Paper and Medium-
Term Notes                                 71%         67%
___________________________________________________________

    Asset-Backed                           13          16

    Finance and Credit                     13          13

    Banking                                14          13

    Asset-Backed Structured Notes           5           9

    Telephones                              1           4

    All Other                              25          12

U.S. Government Agency
Obligations                                 1%          -

Foreign Government and
Municipalities                              4%          4%
___________________________________________________________

Other Assets Less Liabilities               2%          -
___________________________________________________________

Total                                     100%        100%
___________________________________________________________

Fixed Rate Obligations                     89%         85%
Floating Rate Obligations                  11%         15%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Prime Reserve Portfolio SEC chart 12/31/97

              Lipper Variable
            Annuity Underlying
               Money Market               Prime Reserve
               Funds Average                Portfolio

12/31/96        $  10,000                   $10,000
3/97               10,120                    10,123
6/97               10,248                    10,256
9/97               10,379                    10,392
12/97              10,514                    10,533

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Prime Reserve Portfolio
Periods Ended 12/31/97


                               Since           Inception
          6 Months         Inception                Date
_________________________________________________________

             2.70%             5.33%            12/31/96

Investment return represents past performance and will vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed. An investment in the fund is not insured or guaranteed by the U.S. government.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Prime Reserve Portfolio

                                 For a share outstanding
                                   throughout the period
                                ________________________

                                                12/31/96
                                                 through
                                                12/31/97

NET ASSET VALUE

Beginning of period                            $   1.000
Investment activities
    Net investment income                          0.052
Distributions
    Net investment income                         (0.052)

NET ASSET VALUE
End of period                                  $   1.000
                                                ________
Ratios/Supplemental Data

Total return                                       5.33%

Ratio of expenses to
average net assets                                 0.55%!

Ratio of net investment
income to average
net assets                                         5.24%!

Net assets, end of period
(in thousands)                                 $  10,964

!   Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets

T. Rowe Price Prime Reserve Portfolio
December 31, 1997

                                    Shares/Par       Value
                                              In thousands

BANK NOTES  6.8%

Depfa Bank, VR
     5.715%, 1/7/98                  $     200   $     200

First America Bank
     6.15%, 3/27/98                        100         100

National Bank of Commerce, VR
     6.031%, 1/26/98                       250         250

Westpac Banking
     6.07%, 5/27/98                        200         200

Total Bank Notes (Cost  $750)                          750

CERTIFICATES OF DEPOSIT  22.5%

ABN AMRO, 5.85%, 8/7/98                    250         250

Bank of Nova Scotia
     5.89%, 8/27/98                        200         200

Bankers Trust Company
     5.98%, 12/10/98                       100         100

Banque National de Paris
     5.87%, 8/20/98                        100         100

Barclays Bank PLC
     5.94%, 6/19/98                        250         250

Bayerische Vereinsbank
     5.77%, 10/6/98                        100         100

Canadian Imperial Bank
     5.685%, 3/2/98                         64          64

     5.915%, 8/12/98                       100         100

Commerzbank
     5.90%, 9/10/98                        100         100

     5.93%, 6/26/98                        100         100

First National Bank of Maryland
     5.95%, 10/22/98                       150         150

Hessische Landesbank
     6.13%, 4/7/98                         100         100

National Westminster Bank PLC
     5.66%, 2/11/98                        100         100

Rabobank Nederland N.V.
     5.99%, 3/24/98                         54          54

Royal Bank of Canada
     5.91%, 6/17/98                        100         100

Svenska Handelsbanken
     5.78%, 2/27/98                        200         200

Swiss Bank
     5.75%, 2/11/98                  $     200   $     200

     5.98%, 3/19/98                        100         100

Union Bank of California
     5.80%, 10/6/98                        100         100

Total Certificates of Deposit
(Cost  $2,468)                                       2,468

COMMERCIAL PAPER  58.4%

Allied Signal, 4(2)
     5.85%, 1/13/98                        150         150

Associates Finance Services
     5.73%, 2/2/98                         200         199

Banque Nationale de Paris
     5.75%, 5/15/98                        234         229

BBL North America
     6.07%, 1/6/98                         275         275

Beta Finance, 4(2)
     5.80%, 2/20/98                        250         248

Caisse D'Amortissement
     5.80%, 2/23/98                        100          99

Caterpillar Financial Services
     6.00%, 1/27/98                        125         124

Corporate Asset Funding, 4(2)
     5.65%, 1/22/98                        262         261

Countrywide Funding
     5.90%, 1/7/98                         150         150

Cregem N.A.
     5.56%, 2/23/98                        300         298

Daimler-Benz North America
     5.60%, 2/12/98                        150         149

Delaware Funding, 4(2)
     5.80%, 1/30/98                        350         348

Den Danske, 5.85%, 1/7/98                  225         225

Falcon Asset Securitization, 4(2)
     6.00%, 1/13/98                        350         349

Finova Capital
     5.80%, 2/12/98                        100          99

Ford Motor Credit
     5.65%, 3/23/98                        180         178

General Electric Capital
     5.85%, 1/15/98                        250         249

Golden Managers Acceptance
     5.86%, 1/23/98                        419         417

Halifax, 5.90%, 1/5/98               $     150   $     150

Island Finance of Puerto Rico
     5.68%, 2/17/98                        200         199

KFW International Finance
     5.60%, 1/12/98                        320         319

Market Street Funding, 4(2)
     6.20%, 1/7/98                         325         325

Merrill Lynch, 5.64%, 9/4/98               100          96

Metlife Funding
     5.70%, 1/23/98                        300         299

Nordbanken North America
     5.55%, 1/8/98                         200         200

Safeco Credit, 5.67%, 2/5/98               150         149

Southern New England
  Telecommunications, 4(2)
     5.80%, 2/20/98                        125         124

Telstra, 5.74%, 3/12/98                    300         297

Yorkshire Building Society
     5.55%, 1/13/98                        200         200

Total Commercial Paper
(Cost  $6,405)                                       6,405

MEDIUM-TERM NOTES  11.1%

Chrysler Financial
     7.26%, 7/1/98                          50          50

Goldman Sachs, VR
     5.961%, 1/6/98                        125         125

     5.969%, 1/6/98                        100         100

PHH, VR, 6.00%, 1/12/98                    150         150

Rabobank Optional Redemption
  Trust, VR
     5.961%, 1/20/98!                      191         191

Short Term Card Account Trust
  VR, (144a)
     6.000%, 1/15/98                 $     100   $     100

SMM Trust, VR
     6.00%, 1/12/98                        250         250

Tiers Trust, VR, (144a)
     5.980%, 1/15/98                       250         250

Total Medium-Term Notes
(Cost  $1,216)                                       1,216

FUNDING AGREEMENTS  1.4%

General American Life Insurance, VR
     5.89%, 2/1/98!                        150         150

Total Funding Agreements
(Cost  $150)                                           150

Total Investments in Securities

100.2% of Net Assets (Cost  $10,989)             $  10,989

Other Assets Less Liabilities                          (25)

NET ASSETS                                       $  10,964

Net Assets Consist of:

Paid-in-capital applicable to 10,964,369
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                              10,964

NET ASSETS                                       $  10,964
                                                 _________

NET ASSET VALUE PER SHARE                        $    1.00
                                                 _________

    !  Private Placement
   VR  Variable Rate
 4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 3.2% of net assets.

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                  12/31/96
                                                   through
                                                  12/31/97

Investment Income

Income
   Interest income                               $     455
Expenses
   Investment management and
      administrative                                    43

Net investment income                                  412

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                           $     412
                                                 _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                  12/31/96
                                                   through
                                                  12/31/97

Increase (Decrease) in Net Assets

Operations
   Net investment income                         $     412

Distributions to shareholders
   Net investment income                              (412)

Capital share transactions*
   Shares sold                                      24,498
   Distributions reinvested                            412
   Shares redeemed                                 (13,946)

   Increase (decrease) in net assets
      from capital share transactions               10,964

Net Assets

Increase (decrease) during period                   10,964
Beginning of period                                      -
End of period                                    $  10,964
                                                 _________
*Share information
   Shares sold                                      24,498
   Distributions reinvested                            412
   Shares redeemed                                 (13,946)

   Increase (decrease) in shares
      outstanding                                   10,964

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 1997

Note 1 - Significant Accounting Policies

T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $10,989,000.

Note 3 - Related Party Transactions

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.55% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Fixed Income Series,
Inc. and Shareholders of Prime Reserve Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prime Reserve Portfolio (one of the portfolios constituting T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 1996 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor

TRP658 (12/97)
K15-069  12/31/97